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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2000

                   Commission File Number:

                      THE MANAGEMENT NETWORK GROUP, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                                         48-1129619
          -------                                          ----------
State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)


             7300 COLLEGE BLVD., SUITE 302, OVERLAND PARK, KS 66210
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  913-345-9315
               --------------------------------------------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
                                 --------------
         (Former name, former address and former fiscal year, if changed since last report.)

This Form 8-K/A amends Registrant's previously filed Current Report on Form 8-K dated September 14, 2000.

                            -------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     The Management Network Group, Inc., (the "Company" or "TMNG") a Delaware corporation, hereby amends its Current Report on Form 8-K previously filed with the Securities and Exchange Commission on September 14, 2000, relating to the Company's acquisition of The Weathersby Group, Inc. ("TWG"), a Maryland corporation, on September 5, 2000, by means of TMNG acquiring all of the issued and outstanding stock of TWG in exchange for cash and Company stock. This Form 8-K/A includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K. The financial statements and pro forma financial information are filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          See Exhibit 99.1 and 99.2 for audited annual financial statements and unaudited interim financial statements of TWG.

     (b)  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

     The following unaudited pro forma condensed combined financial statements, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements and notes thereto for the fiscal year ended January 1, 2000 of TMNG, and the historical financial statements and notes thereto of TWG for the year ended December 31, 1999, included as exhibits herein.

     The following unaudited pro forma condensed combined financial statements give effect to the Company's acquisition of TWG for $11.2 million in cash and $8.0 million in TMNG common stock in exchange for all the stock of TWG. This acquisition was recorded under the purchase method of accounting. The unaudited pro forma condensed combined statement of operations gives effect to the merger, assuming that the acquisition had occurred as of January 3, 1999. The unaudited pro forma condensed combined balance sheet as of July 1, 2000 gives effect to the acquisition transaction as if it had occurred on that date.

     The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

     (c)  EXHIBITS

     The following Exhibits are filed as part of this report:

     99.1    Financial Statements for The Weathersby Group, Inc.


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

                        THE MANAGEMENT NETWORK GROUP, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JULY 1, 2000
                                 (in thousands)

                                                                                       Pro forma        Pro forma
                                                            TMNG          TWG          Adjustments      Combined
Current Assets:
 Cash and cash equivalents .......................      $  53,809       $     792       $ (11,844)(1)   $  42,757
 Receivables:
  Accounts receivable ............................         12,523           1,845                          14,368
  Accounts receivable - unbilled .................          7,539           1,289                           8,828
                                                        ---------       ---------       ---------       ---------
                                                           20,062           3,134                          23,196
  Less:  Allowance for doubtful accounts .........           (625)            (61)                           (686)
                                                        ---------       ---------       ---------       ---------
                                                           19,437           3,073                          22,510
 Other assets ....................................          1,265                             (39)(2)       1,226
                                                        ---------       ---------       ---------       ---------
     Total current assets ........................         74,511           3,865         (11,883)         66,493

Property and Equipment, net ......................            784              88                             872
Deferred Tax Asset ...............................          3,331                                           3,331
Goodwill .........................................                                         18,724 (3)      18,724
Other assets .....................................                             57                              57
                                                        ---------       ---------       ---------       ---------
     Total Assets ................................      $  78,626       $   4,010       $   6,841       $  89,477
                                                        =========       =========       =========       =========
Current Liabilities:
 Trade accounts payable ..........................      $   1,157       $   1,788                       $   2,945
 Accrued payroll, bonuses and related expenses ...          3,497             150                           3,647
 Other accrued liabilities .......................          1,184              67       $     846 (4)       2,097
 Income taxes payable ............................            134                                             134
                                                        ---------       ---------       ---------       ---------
     Total current liabilities ...................          5,972           2,005             846           8,823

Stockholders' Equity (Deficiency in Assets)
 Common stock
     Voting - $.001 par value, 100,000,000 shares
     authorized; 27,417,370 and 27,496,444 issued
     and outstanding on January 1, 2000 and
     July 1, 2000, respectively ..................             27               1              (1)(5)          27
 Preferred stock
 Additional paid-in capital ......................         106,540                          8,000 (6)     114,540
 (Accumulated deficit) Retained earnings..........        (28,207)          2,004          (2,004)(7)     (28,207)
 Accumulated other comprehensive income -
  Foreign currency translation
   adjustment ....................................            (47)                                            (47)
 Unearned compensation ...........................         (5,659)                                         (5,659)
                                                        ---------       ---------       ---------       ---------
     Total stockholders' equity (deficiency in
      assets) ....................................         72,654           2,005           5,995          80,654
                                                        ---------       ---------       ---------       ---------
Total Liabilities and Stockholders' Equity
 (Deficiency in Assets) ..........................      $  78,626       $   4,010       $   6,841       $  89,477
                                                        =========       =========       =========       =========


The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.


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

                       THE MANAGEMENT NETWORK GROUP, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                           YEAR ENDED JANUARY 1, 2000
                    (in thousands, except per share amounts)

                                                                                 Pro forma         Pro forma
                                               TMNG              TWG             Adjustments       Combined
Revenues ...............................   $     50,322       $     11,122                          $     61,444
Cost of Services:
 Direct cost of services ...............         26,109              7,937                                34,046
 Equity related charges ................          2,780                                                    2,780
                                           ------------       ------------       ------------       ------------
    Total cost of services .............         28,889              7,937                                36,826
                                           ------------       ------------       ------------       ------------
Gross Profit ...........................         21,433              3,185                                24,618
Operating Expenses:
 Selling, general and administrative ...          9,777              2,394       $      1,872 (8)         14,043
 Equity related charges ................          1,998                                                    1,998
                                           ------------       ------------       ------------       ------------
    Total operating expenses ...........         11,775              2,394              1,872             16,041
                                           ------------       ------------       ------------       ------------
Income (Loss) from Operations ..........          9,658                791             (1,872)             8,577
Other Income (Expense):
  Interest income ......................            277                  6                                   283
  Interest expense .....................         (1,998)                                                  (1,998)
  Other, net ...........................            (68)                                                     (68)
                                           ------------       ------------       ------------       ------------
    Total other expense ................         (1,789)                 6                                (1,783)
                                           ------------       ------------       ------------       ------------
Income Before Provision for Income
  Taxes and Extraordinary Item .........          7,869                797             (1,872)             6,794
Provision for Income Taxes .............         (3,208)                                  430 (9)         (2,778)
                                           ------------       ------------       ------------       ------------
Income Before Extraordinary Item .......   $      4,661       $        797       $     (1,442)      $      4,016
                                           ============       ============       ============       ============
Income Before Extraordinary Item
 Per Common Share
   Basic ...............................   $       0.20                                             $       0.17
                                           ============       ============       ============       ============
   Diluted .............................   $       0.20                                             $       0.17
                                           ============       ============       ============       ============

Shares Used in Calculation of Income
 Before Extraordinary Item Per Common
  Share
   Basic ...............................     23,056,283                                               23,404,440(10)
                                           ============       ============       ============       ============
   Diluted .............................     23,807,010                                               24,155,167(10)
                                           ============       ============       ============       ============



The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.



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

                          THE MANAGEMENT NETWORK GROUP, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JULY 1, 2000
                    (in thousands, except per share amounts)


                                                                                      Pro forma          Pro forma
                                                   TMNG              TWG             Adjustments         Combined
Revenues ..................................    $     35,866       $      7,245                          $     43,111
Cost of Services:
 Direct cost of services ..................          18,638              5,089                                23,727
 Equity related charges ...................           3,917                                                    3,917
                                               ------------       ------------       ------------       ------------
Total cost of services ....................          22,555              5,089                                27,644
                                               ------------       ------------       ------------       ------------
Gross Profit ..............................          13,311              2,156                                15,467
Operating Expenses:
 Selling, general and administrative ......           7,448              1,554       $        936 (8)          9,938
 Equity related charges ...................             810                                                      810
                                               ------------       ------------       ------------       ------------
  Total operating expenses ................           8,258              1,554                936             10,748
                                               ------------       ------------       ------------       ------------
Income from Operations ....................           5,053                602               (936)             4,719
Other Income (Expense):
 Interest income ..........................           1,626                  5                                 1,631
 Interest expense .........................              (3)                                                      (3)
 Other, net ...............................            (124)                14                                  (110)
                                               ------------       ------------       ------------       ------------
  Total other income ......................           1,499                 19                                 1,518
                                               ------------       ------------       ------------       ------------
Income Before Provision for Income Taxes ..           6,552                621               (936)             6,237
 Provision for Income taxes ...............          (2,621)                                  126 (9)         (2,495)
                                               ------------       ------------       ------------       ------------
Net Income ................................           3,931                621               (810)             3,742
Other Comprehensive Income
 Foreign currency translation adjustment ..             (45)                                                     (45)
                                               ------------       ------------       ------------       ------------
Comprehensive Income ......................    $      3,886       $        621       $       (810)      $      3,697
                                               ============       ============       ============       ============

Net Income Per Common Share
 Basic ....................................    $       0.14                                             $       0.13
                                               ============       ============       ============       ============
 Diluted ..................................    $       0.14                                             $       0.13
                                               ============       ============       ============       ============

Shares Used in Calculation of Net
 Income Per Common Share
 Basic ....................................      27,442,603                                               27,790,760(10)
                                               ============       ============       ============       ============
 Diluted ..................................      28,664,458                                               29,012,615(10)
                                               ============       ============       ============       ============




The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.


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

                        THE MANAGEMENT NETWORK GROUP, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION

     On September 5, 2000, The Management Network Group, Inc. purchased The Weathersby Group, Inc. a privately-owned marketing management consulting company. The purchase price at closing consisted of 348,157 shares of common stock valued at $8.0 million and cash payments totaling $11.2 million. Earnout provisions could provide for additional consideration up to $9.0 million, consisting of up to $2.5 million cash consideration and up to $6.5 million stock consideration, contingent on TWG achieving certain performance targets in 2001. Consideration will be paid-out if the above performance targets are met on March 31, 2002. The transaction has been accounted for as a purchase with the majority of the purchase price being allocated to goodwill.

     The preliminary allocation of the purchase price is summarized below (in thousands):


Net assets acquired                                          $  2,005
Goodwill                                                       17,186
                                                             --------
Purchase price                                               $ 19,191
                                                             ========


The fair value of the net assets acquired was based on preliminary estimates and is subject to further refinement. The purchase price is subject to further refinement based on finalization of direct incremental costs incurred in the acquisition.

The amount attributable to goodwill will be amortized over its estimated useful life of ten years.

2.   PRO FORMA ADJUSTMENTS

     (1) To reflect the adjustments to cash for purchase price ($11,191) and final distribution to TWG shareholder ($653) as part of purchase agreement

     (2) To reflect certain prepaid direct acquisition costs included in other assets as of July 1, 2000 to goodwill

     (3) To record goodwill on purchase in amount equal to excess of the preliminary purchase price over the preliminary allocation of the fair value of the net assets acquired ($17,186), purchase costs incurred ($885)during acquisition, and final distribution to the TWG shareholder ($653) as part of purchase agreement.

     (4) To record accrual at July 1, 2000 for acquisition costs incurred by TMNG during the period July 2, 2000 through September 30, 2000.

     (5)  To reflect elimination of TWG common stock

     (6) To reflect stock consideration ($8,000) to TWG shareholder as part of the purchase price

     (7)  To reflect elimination of TWG retained earnings ($2,004).

     (8)  To reflect the period's amortization of goodwill

     (9) To record provision for taxes on TWG's pretax accounting income for the period and the period's amortization of goodwill. The proforma adjustments assume the tax status of TWG changes from an "S" to a "C" corporation at the date of the proforma acquisition

     (10) To reflect adjustment to shares used in calculation of basic and diluted earnings per share for stock consideration (348,157 shares) to TWG shareholder as part of purchase transaction


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   THE MANAGEMENT NETWORK GROUP, INC.
                                   a Delaware corporation

Dated: November 13, 2000           By:  /s/ Donald E. Klumb
                                        --------------------------------
                                        Donald E. Klumb
                                        Executive Vice President and Chief
                                        Financial Officer


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


                                  EXHIBIT INDEX

        99.1 Audited Financial Statements for The Weathersby Group, Inc. for The Year Ended December 31, 1999 and Independent Auditors' Report.

        99.2 Unaudited Interim Financial Statements for The Weathersby Group, Inc. for The Period Ended June 30, 2000.

EX-99.1 OTHERDOC


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